Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$768	$1,082
Short-term investments	527	776
Accounts receivable, net	149	104
Mortgage loans held for sale	386	159
Prepaid expenses and other current assets	287	210
Restricted cash	5	3
Total current assets	2,122	2,334
Contract cost assets	27	25
Property and equipment, net	350	360
Right of use assets	56	59
Goodwill	2,823	2,823
Intangible assets, net	279	207
Other assets	28	21
Total assets	$5,685	$5,829
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$36	$30
Accrued expenses and other current liabilities	134	105
Accrued compensation and benefits	62	57
Borrowings under credit facilities	364	145
Deferred revenue	69	62
Lease liabilities, current portion	14	14
Convertible senior notes	—	418
Total current liabilities	679	831
Lease liabilities, net of current portion	79	83
Other long-term liabilities	43	67
Total liabilities	801	981
Shareholders’ equity:
Class A common stock	—	—
Class B common stock	—	—
Class C capital stock	—	—
Additional paid-in capital	6,741	6,733
Accumulated other comprehensive income (loss)	2	(3)
Accumulated deficit	(1,859)	(1,882)
Total shareholders’ equity	4,884	4,848
Total liabilities and shareholders’ equity	$5,685	$5,829

ZILLOW GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except share data, which are presented in thousands, and per share data, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$654	$554	$2,583	$2,236
Cost of revenue (1)	178	134	668	527
Gross profit	476	420	1,915	1,709
Operating expenses:
Sales and marketing (1)	205	202	843	790
Technology and development (1)	154	149	607	585
General and administrative (1)	128	138	497	524
Impairment costs	—	—	2	6
Acquisition-related costs	—	—	—	1
Total operating expenses	487	489	1,949	1,906
Loss from operations	(11)	(69)	(34)	(197)
Loss on extinguishment of debt	—	—	—	(1)
Other income, net	19	26	77	127
Interest expense	(5)	(8)	(18)	(36)
Income (loss) before income taxes	3	(51)	25	(107)
Income tax expense	—	(1)	(2)	(5)
Net income (loss)	$3	$(52)	$23	$(112)
Net income (loss) per share:
Basic	$0.01	$(0.22)	$0.09	$(0.48)
Diluted	$0.01	$(0.22)	$0.09	$(0.48)
Weighted-average shares outstanding:
Basic	242,054	236,329	241,930	234,077
Diluted	252,387	236,329	254,117	234,077
(1) Includes share-based compensation expense as follows:
Cost of revenue	$2	$3	$11	$14
Sales and marketing	17	20	72	77
Technology and development	41	41	160	165
General and administrative	35	55	147	192
Total share-based compensation	$95	$119	$390	$448
Adjusted EBITDA (2)	$149	$112	$622	$498
(2) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions, unaudited)

	Year Ended December 31,
	2025	2024
Operating activities
Net income (loss)	$23	$(112)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	264	240
Share-based compensation	390	448
Amortization of right of use assets	8	10
Amortization of contract cost assets	21	19
Impairment costs	2	6
Accretion of bond discount	(9)	(27)
Other adjustments to reconcile net income (loss) to net cash provided by operating activities	6	19
Changes in operating assets and liabilities:
Accounts receivable	(45)	(8)
Mortgage loans held for sale	(227)	(59)
Prepaid expenses and other assets	(82)	(74)
Contract cost assets	(23)	(21)
Lease liabilities	(11)	(35)
Accounts payable	6	2
Accrued expenses and other current liabilities	31	—
Accrued compensation and benefits	5	10
Deferred revenue	7	8
Other long-term liabilities	2	2
Net cash provided by operating activities	368	428
Investing activities
Proceeds from maturities of investments	411	1,042
Proceeds from sales of investments	61	237
Purchases of investments	(211)	(706)
Purchases of property and equipment	(133)	(143)
Purchases of intangible assets	(134)	(28)
Cash paid for acquisitions, net	—	(7)
Net cash provided by (used in) investing activities	(6)	395
Financing activities
Net borrowings on repurchase agreements	219	52
Repurchases of Class A common stock and Class C capital stock	(670)	(301)
Settlement of convertible senior notes	(419)	(1,196)
Proceeds from settlement of capped call transactions	38	—
Proceeds from exercise of stock options	188	212
Payment of contingent consideration for acquisition	(30)	—
Net cash used in financing activities	(674)	(1,233)
Net decrease in cash, cash equivalents and restricted cash during period	(312)	(410)
Cash, cash equivalents and restricted cash at beginning of period	1,085	1,495
Cash, cash equivalents and restricted cash at end of period	$773	$1,085
Supplemental disclosures of cash flow information
Cash paid for interest	$18	$35
Cash paid for taxes	3	6
Noncash transactions:
Write-off of fully depreciated property and equipment	$145	$85
Write-off of fully amortized intangible assets	64	24
Capitalized share-based compensation	62	72

Key Metrics
The following table presents our visits and average monthly unique users for the periods presented (in millions, except percentages):

	Three Months Ended December 31,		2024 to 2025 % Change	Year Ended December 31,		2024 to 2025 % Change
	2025	2024		2025	2024
Visits (1)	2,103	2,057	2%	9,593	9,308	3%
Average monthly unique users (2)	221	204	8%	235	221	6%
(1) Visits includes groups of interactions by users with the Zillow, Trulia and StreetEasy apps and websites. Zillow and StreetEasy measure visits with an internal measurement tool and Trulia measures visits with Adobe Analytics.

(2) Zillow, StreetEasy and HotPads measure unique users with an internal measurement tool and Trulia measures unique users with Adobe Analytics.
The following table presents For Sale revenue per Total Transaction Value (“TTV”) for the periods presented:

	Year Ended December 31,		2024 to 2025 % Change
	2025	2024
For Sale revenue (in millions)	$1,903	$1,739	9%
Total Transaction Value (in trillions) (1)	$2.2	$2.2	3%
For Sale revenue per Total Transaction Value (in basis points)	8.5	7.9	8%

(1) TTV is calculated as the number of existing residential homes sold during the relevant period multiplied by the average sales price of existing residential homes sold during the same period according to the National Association of Realtors (“NAR”).

See below under the header “Selected Historical Data” for further discussion regarding our For Sale revenue per TTV metric as well as the recast of TTV and For Sale revenue per TTV for certain historical periods.
The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in millions, except percentages):

	Three Months Ended December 31,		2024 to 2025 % Change	Year Ended December 31,		2024 to 2025 % Change
	2025	2024		2025	2024
Purchase loan origination volume	$1,538	$923	67%	$4,721	$3,092	53%
Refinance loan origination volume	12	13	(8)%	32	27	19%
Total loan origination volume	$1,550	$936	66%	$4,753	$3,119	52%

Selected Historical Data

Prior to the year ended December 31, 2025, TTV was calculated and reported using existing-home sales and average sales price data collected and estimated by Zillow Group as published monthly on our site. Beginning with the year ended December 31, 2025, we calculate and report TTV using existing-home sales and average sales price data published by NAR, an industry-

standard, publicly available source of residential real estate transaction data. We have recast prior period TTV and For Sale revenue per TTV to conform with the revised TTV methodology used for the year ended December 31, 2025.

The following tables present the recast of TTV and For Sale revenue per TTV for each of the periods presented:

	Twelve Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025
For Sale revenue (in millions)	$1,773	$1,812	$1,856
Total Transaction Value (in trillions)	$2.2	$2.2	$2.2
For Sale revenue per Total Transaction Value (in basis points)	8.0	8.2	8.3

	Twelve Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
For Sale revenue (in millions)	$1,585	$1,624	$1,682	$1,739
Total Transaction Value (in trillions)	$2.1	$2.1	$2.1	$2.2
For Sale revenue per Total Transaction Value (in basis points)	7.6	7.7	7.9	7.9